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EXHIBIT 10(n)

                                 PROMISSORY NOTE

$350,000                                                       July 18, 2002

FOR VALUE RECEIVED, Marc Pharmaceuticals, Inc., having an address at One Canterbury Green, Stamford, CT 06901 ("Maker"), promise to pay to Joel San Antonio ("Payee"), in lawful money of the United States of America, the principal sum of Three Hundred Fifty Thousand Dollars ($350,000), together with interest thereon at an annual rate equal to 15%, in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS

1.1 PRINCIPAL AND INTEREST

Principal and accrued interest shall be paid on August 17, 2002.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by check at 56 North Stanwich Road, Greenwich, CT 06831 or at such other place in the United States of America as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York.

1.3 PREPAYMENT

Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal and interest in inverse order of their maturity.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker therein writing.


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(b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding;
(ii) consent to the entry of an order for relief against him in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of his creditors; or (v) admit in writing his inability to pay its debts as they become due.

(c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case,
(ii) appoints a trustee, receiver, assignee, liquidator or similar official for a Maker or substantially all of a Maker's properties, or (iii) orders the liquidation of a Maker, and in each case the order or decree is not dismissed within 90 days.

2.2 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

4. MISCELLANEOUS

4.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.


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4.2 NOTICES

Any notice or communication to be given hereunder by any party, to the other party shall be in writing and shall be deemed to have been given when personally delivered, or one day after the date sent by recognized overnight courier or transmitted by facsimile, which transmission by facsimile has been confirmed or three (3) days after the date sent by registered or certified mail, postage prepaid, as follows:

                           if to Maker, addressed to it at:

                           Marc Pharmaceuticals, Inc.
                           One Canterbury Green
                           Stamford, CT  06901
                           Attn.:  Robert M. Cohen, President

                           with a copy to:

                           Tannenbaum Helpern Syracuse & Hirschtritt LLP 900 Third Avenue
                           New York, New York 10022
                           Attn:  Ralph Siciliano, Esq.

                           if to Payee, addressed to:

                           Joel San Antonio
                           56 North Stanwich Road
                           Greenwich, CT  06831

Or persons or addresses as may be designated in writing by the party to receive such notice.

4.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

4.4 GOVERNING LAW

This Note will be governed by the laws of the State of New York without regard to conflicts of laws principles.

4.5 ASSIGNMENT; PARTIES IN INTEREST

This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Maker, without the express prior written consent of Payee, except by will or, in default thereof, by operation of law.

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4.6 SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.


                                             MARC PHARMACEUTICALS, INC.

                                             By:
                                                -------------------------
                                             Name:  Robert M. Cohen
                                             Title:  President






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                                     ALLONGE


THIS ALLONGE to the Promissory Note (the "Note") in the original principal sum of $350,000, dated July 18, 2002, made by Marc Pharmaceuticals, Inc., payable to Joel San Antonio hereby amends the Note to provide that its maturity date shall be extended from August 17, 2002 to March 31, 2003.

All other terms of the Note shall remain in full force and effect.

This Allonge shall be attached to the Note and is hereby made a part thereof.

This Allonge may be signed in counterparts, both of which taken together shall constitute one and the same instrument.





                                         -----------------------------------
                                         Joel San Antonio



Acknowledged and agreed:


MARC PHARMACEUTICALS, INC.


By:____________________________
Name: Robert M. Cohen
Title:   President




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                                     ALLONGE


THIS ALLONGE to the Promissory Note (the "Note") in the original principal sum of $350,000, dated July 18, 2002, made by Marc Pharmaceuticals, Inc., payable to Joel San Antonio hereby amends the Note to provide that its maturity date shall be extended from March 31, 2003 to June 30, 2003.

All other terms of the Note shall remain in full force and effect.

This Allonge shall be attached to the Note and is hereby made a part thereof.

This Allonge may be signed in counterparts, both of which taken together shall constitute one and the same instrument.

Dated: January 23, 2003



                                                -------------------------------
                                                Joel San Antonio



Acknowledged and agreed:


MARC PHARMACEUTICALS, INC.


By:____________________________
Name: Robert M. Cohen
Title:   President



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                                     ALLONGE


THIS ALLONGE to the Promissory Note (the "Note") in the original principal sum of $350,000, dated July 18, 2002, made by Marc Pharmaceuticals, Inc., payable to Joel San Antonio hereby amends the Note to provide that its maturity date shall be extended from March 31, 2003 to September 30, 2003.

All other terms of the Note shall remain in full force and effect.

This Allonge shall be attached to the Note and is hereby made a part thereof.

This Allonge may be signed in counterparts, both of which taken together shall constitute one and the same instrument.

Dated: June 29, 2003



                                        ----------------------------------
                                        Joel San Antonio



Acknowledged and agreed:


MARC PHARMACEUTICALS, INC.


By:____________________________
Name: Robert M. Cohen
Title:   President




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                                     ALLONGE


THIS ALLONGE to the Promissory Note (the "Note") in the original principal sum of $350,000, dated July 18, 2002, made by Marc Pharmaceuticals, Inc., payable to Joel San Antonio hereby amends the Note to provide that its maturity date shall be extended from September 30, 2003 to March 31, 2004.

All other terms of the Note shall remain in full force and effect.

This Allonge shall be attached to the Note and is hereby made a part thereof.

This Allonge may be signed in counterparts, both of which taken together shall constitute one and the same instrument.

Dated: September 29, 2003



                                        --------------------------------
                                        Joel San Antonio



Acknowledged and agreed:


MARC PHARMACEUTICALS, INC.


By:____________________________
Name: Robert M. Cohen
Title:   President



                                       8
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                                     ALLONGE


THIS ALLONGE to the Promissory Note (the "Note") in the original principal sum of $350,000, dated July 18, 2002, made by Marc Pharmaceuticals, Inc., payable to Joel San Antonio hereby amends the Note to provide that its maturity date shall be extended from March 31, 2004 to May 31, 2004.

All other terms of the Note shall remain in full force and effect.

This Allonge shall be attached to the Note and is hereby made a part thereof.

This Allonge may be signed in counterparts, both of which taken together shall constitute one and the same instrument.

Dated:March 17, 2004




                                                        ------------------------
                                                        Joel San Antonio



Acknowledged and agreed:


MARC PHARMACEUTICALS, INC.


By:
   ----------------------------
Name: Robert M. Cohen
Title:   President